-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


              Date of Report:  November 27, 2000
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

--------------------------------------------------------------

Item 5.  Other Events.

         DEERE PRESENTATION TO INVESTORS BEING WEBCAST

         Deere & Company said today that Marie Ziegler, director of investor relations, would address investors at the Deutsche Banc Alex. Brown 2000 Basic Industries Conference on Wednesday, 29 November, at 9:30 a.m. Eastern Standard Time. The presentation will be webcast live at
         http://webevents.broadcast.com/db/basicindconf1100/.
         ---------------------------------------------------

                           SIGNATURE


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ MICHAEL A. HARRING
                                   -------------------------
                                   Michael A. Harring,
                                   Secretary


Dated:  November 27, 2000


Page 3